UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-04980

TCW Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA	90017

(Address of principal executive offices)	(Zip code)

Patrick W. Dennis, Esq. Assistant Secretary 865 South Figueroa Street, Suite 1800 Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(213) 244-0000

Date of fiscal year end:	December 31, 2016

Date of reporting period:	September 30, 2016

Item 1.	Schedule of Investments. – The Schedule of Investments is filed herewith.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016 (UNAUDITED)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (13.4% of Net Assets)

$1,150,000	A Voce CLO, Ltd., (14-1A-A1B), (144A), 2.14%, due 07/15/26(1)(2)	$1,148,234
777,891	AMUR Finance I LLC, (13-1), 10%, due 01/25/22	661,214
529,571	AMUR Finance I LLC, (13-2), 10%, due 03/20/24	439,548
565,000	BA Credit Card Trust, (07-A11-A11), 0.594%, due 12/15/19(1)	564,830
817,147	Bayview Commercial Asset Trust, (03-2-A), (144A), 1.395%, due 12/25/33(1)(2)	764,011
668,047	Bayview Commercial Asset Trust, (04-1-A), (144A), 0.885%, due 04/25/34(1)(2)	618,018
653,584	Bayview Commercial Asset Trust, (04-2-A), (144A), 0.955%, due 08/25/34(1)(2)	596,175
323,580	Bayview Commercial Asset Trust, (04-3-A1), (144A), 0.895%, due 01/25/35(1)(2)	299,185
932,829	Bayview Commercial Asset Trust, (06-4A-A1), (144A), 0.755%, due 12/25/36(1)(2)	811,214
458,466	Bayview Commercial Asset Trust, (07-3-A1), (144A), 0.765%, due 07/25/37(1)(2)	382,945
2,200,000	Brazos Higher Education Authority, Inc., (10-1-A2), 2.025%, due 02/25/35(1)	2,149,147
565,000	Chase Issuance Trust, (12-A2-A2), 0.794%, due 05/15/19(1)	565,465
968,151	CIT Education Loan Trust, (07-1-A), (144A), 0.947%, due 03/25/42(1)(2)	900,584
700,000	Citibank Credit Card Issuance Trust, (08-A7-A7), 1.907%, due 05/20/20(1)	713,878
640,000	Dryden Senior Loan Fund, (15-37A A), (144A), 2.18%, due 04/15/27(1)(2)	641,688
1,260,000	Education Loan Asset-Backed Trust I, (13-1-A2), (144A), 1.325%, due 04/26/32(1)(2)	1,205,550
675,000	EFS Volunteer LLC, (10-1-A2), (144A), 1.565%, due 10/25/35(1)(2)	655,469
1,500,000	EFS Volunteer No 2 LLC, (12-1-A2), (144A), 1.875%, due 03/25/36(1)(2)	1,484,903
2,350,738	GCO Education Loan Funding Master Trust II, (06-2AR-A1RN), (144A), 1.174%, due 08/27/46(1)(2)	2,125,725
283,124	GE Business Loan Trust, (05-1A-A3), (144A), 0.774%, due 06/15/33(1)(2)	264,029
601,893	GE Business Loan Trust, (05-2A-A), (144A), 0.764%, due 11/15/33(1)(2)	574,621
340,750	Global SC Finance SRL, (14-1A-A2), (144A), 3.09%, due 07/17/29(2)	329,867
342,012	Goal Capital Funding Trust, (06-1-B), 1.275%, due 08/25/42(1)	298,423
518,200	Higher Education Funding I, (14-1-A), (144A), 1.875%, due 05/25/34(1)(2)	499,131
235,320	Honda Auto Receivables Owner Trust, (14-2-A3), 0.77%, due 03/19/18	235,195
338,319	Honda Auto Receivables Owner Trust, (15-1-A3), 1.05%, due 10/15/18	338,128
270,000	ING Investment Management CLO, Ltd., (14-1A-A1), (144A), 2.179%, due 04/18/26(1)(2)	270,004
542,250	Leaf II Receivables Funding LLC, (13-1-E2), (144A), 6%, due 09/15/21(2)	543,768
69,547	National Collegiate Student Loan Trust, (06-3-A3), 0.675%, due 10/25/27(1)	69,450
575,000	Nelnet Student Loan Trust, (14-4A-A2), (144A), 1.475%, due 11/25/43(1)(2)	533,101
183,772	Nissan Auto Receivables Owner Trust, (13-C-A3), 0.67%, due 08/15/18	183,320
2,200,000	North Carolina State Education Assistance Authority, (11-1-A3), 1.615%, due 10/25/41(1)	2,157,218
317,534	Peachtree Finance Co. LLC, (2005-B-A), (144A), 4.71%, due 04/15/48(2)	320,524
1,000,000	Scholar Funding Trust, (12-B-A2), (144A), 1.624%, due 03/28/46(1)(2)	975,634
480,511	SLC Student Loan Trust, (04-1-B), 1.107%, due 08/15/31(1)	413,070
417,029	SLC Student Loan Trust, (05-2-B), 1.13%, due 03/15/40(1)	352,873
590,293	SLC Student Loan Trust, (06-1-B), 1.06%, due 03/15/39(1)	493,837
985,145	SLC Student Loan Trust, (06-2-A5), 0.95%, due 09/15/26(1)	963,077
2,300,000	SLM Student Loan Trust, (03-11-A6), (144A), 1.6%, due 12/15/25(1)(2)	2,263,125
509,067	SLM Student Loan Trust, (04-2-B), 1.185%, due 07/25/39(1)	440,394
536,769	SLM Student Loan Trust, (05-4-B), 0.895%, due 07/25/40(1)	455,101
586,732	SLM Student Loan Trust, (05-9-B), 1.015%, due 01/25/41(1)	500,529
1,400,000	SLM Student Loan Trust, (06-2-A6), 0.885%, due 01/25/41(1)	1,272,968
1,400,000	SLM Student Loan Trust, (06-8-A6), 0.875%, due 01/25/41(1)	1,244,788
178,699	SLM Student Loan Trust, (07-6-B), 1.565%, due 04/27/43(1)	156,644

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (Continued)
$150,000	SLM Student Loan Trust, (07-7-B), 1.465%, due 10/27/70(1)	$120,964
112,114	SLM Student Loan Trust, (07-8-B), 1.715%, due 04/27/43(1)	97,225
225,000	SLM Student Loan Trust, (08-2-B), 1.915%, due 01/25/83(1)	196,366
225,000	SLM Student Loan Trust, (08-3-B), 1.915%, due 04/26/83(1)	190,596
225,000	SLM Student Loan Trust, (08-4-B), 2.565%, due 04/25/29(1)	208,734
225,000	SLM Student Loan Trust, (08-5-B), 2.565%, due 07/25/29(1)	209,688
225,000	SLM Student Loan Trust, (08-6-B), 2.565%, due 07/26/83(1)	210,121
225,000	SLM Student Loan Trust, (08-7-B), 2.565%, due 07/26/83(1)	208,223
225,000	SLM Student Loan Trust, (08-8-B), 2.965%, due 10/25/29(1)	215,971
225,000	SLM Student Loan Trust, (08-9-B), 2.965%, due 10/25/83(1)	218,083
756,715	Structured Receivables Finance LLC, (10-A-B), (144A), 7.614%, due 01/16/46(2)	870,908
442,350	Structured Receivables Finance LLC, (10-B-B), (144A), 7.97%, due 08/15/36(2)	550,585
1,450,000	Student Loan Consolidation Center, (02-2-B2), (144A), 1.92%, due 07/01/42(1)(2)	1,122,213
151,814	Toyota Auto Receivables Owner Trust, (14-A-A3), 0.67%, due 12/15/17	151,737
393,977	Vermont Student Assistance Corp., (12-1-A), 1.224%, due 07/28/34(1)	383,906

	Total Asset-Backed Securities (Cost: $37,932,547)	37,831,922

	Collateralized Mortgage Obligations (55.2%)

	Commercial Mortgage-Backed Securities—Agency (1.1%)
11,708,206	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (K702-X1), 1.617%, due 02/25/18(I/O)(1)	187,302
6,273,880	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KP01-X), 3.264%, due 01/25/19(I/O)(1)	293,512
548,216	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KSCT-A1), 3.194%, due 12/25/19	562,614
4,992,233	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, (KSCT-AX), 1.235%, due 01/25/20(I/O)(1)	153,363
7,856,354	Federal National Mortgage Association, (11-M5-A2), 1.357%, due 07/25/21(ACES)(I/O)(1)	376,235
453,127	Federal National Mortgage Association, (12-M11-FA), 1.016%, due 08/25/19(ACES)(1)	451,628
15,505,510	Government National Mortgage Association, (09-114-IO), 0.015%, due 10/16/49(I/O)(1)	167,216
6,700,196	Government National Mortgage Association, (11-152-IO), 0.926%, due 08/16/51(I/O)(1)	218,661
7,237,541	Government National Mortgage Association, (14-125-IO), 1.009%, due 11/01/54(I/O)(1)	558,370

	Total Commercial Mortgage-Backed Securities—Agency	2,968,901

	Commercial Mortgage-Backed Securities—Non-Agency (1.2%)
260,000	BAMLL Commercial Mortgage Securities Trust, (14-520M-A), (144A), 4.325%, due 08/15/46(1)(2)	300,764
8,186,521	Citigroup Commercial Mortgage Trust, (12-GC8-XA), (144A), 2.306%, due 09/10/45(I/O)(1)(2)(3)	564,127
775,000	Credit Suisse Mortgage Trust, (10-RR2-1B), (144A), 5.509%, due 04/15/47(1)(2)	780,983
1,710	JPMorgan Chase Commercial Mortgage Securities Trust, (06-CB17-A4), 5.429%, due 12/12/43	1,712
235,872	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A1), (144A), 3.3%, due 08/05/32(2)	242,464
240,000	JPMorgan Chase Commercial Mortgage Securities Trust, (10-CNTR-A2), (144A), 4.311%, due 08/05/32(2)	258,361
961,771	Morgan Stanley Bank of America Merrill Lynch Trust, (13-C11-A2), 3.085%, due 08/15/46	976,510
255,000	OBP Depositor LLC Trust, (10-OBP-A), (144A), 4.646%, due 07/15/45(2)	278,179

	Total Commercial Mortgage-Backed Securities—Non-Agency	3,403,100

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Agency (1.8%)
$192,050	Federal Home Loan Mortgage Corp., (1673-SD), 16.03%, due 02/15/24(I/F) (PAC)(1)	$245,061
414,692	Federal Home Loan Mortgage Corp., (1760-ZD), 1.06%, due 02/15/24(1)	406,779
220,776	Federal Home Loan Mortgage Corp., (2990-JK), 19.907%, due 03/15/35(I/F)(1)	318,232
3,814,943	Federal Home Loan Mortgage Corp., (3122-SG), 5.106%, due 03/15/36(I/O) (I/F) (TAC) (PAC)(1)	708,273
1,154,192	Federal Home Loan Mortgage Corp., (3239-SI), 6.126%, due 11/15/36(I/O) (I/F) (PAC)(1)	214,282
501,213	Federal Home Loan Mortgage Corp., (3323-SA), 5.586%, due 05/15/37(I/O) (I/F)(1)	67,871
454,287	Federal Home Loan Mortgage Corp., (3459-JS), 5.726%, due 06/15/38(I/O) (I/F)(1)	77,175
2,326,165	Federal Home Loan Mortgage Corp., (4030-HS), 6.086%, due 04/15/42(I/O) (I/F)(1)	447,180
3,101,153	Federal National Mortgage Association, (04-53-QV), 1.59%, due 02/25/34(I/O) (I/F)(1)	87,098
436,743	Federal National Mortgage Association, (07-42-SE), 5.585%, due 05/25/37(I/O) (I/F)(1)	65,556
3,007,296	Federal National Mortgage Association, (07-48-SD), 5.575%, due 05/25/37(I/O) (I/F)(1)	538,223
604,575	Federal National Mortgage Association, (09-69-CS), 6.225%, due 09/25/39(I/O) (I/F)(1)	116,826
3,314,661	Government National Mortgage Association, (06-35-SA), 6.068%, due 07/20/36(I/O) (I/F)(1)	573,217
5,709,011	Government National Mortgage Association, (06-61-SA), 4.218%, due 11/20/36(I/O) (I/F) (TAC)(1)	606,144
3,362,847	Government National Mortgage Association, (08-58-TS), 5.868%, due 05/20/38(I/O) (I/F) (TAC)(1)	446,856

	Total Residential Mortgage-Backed Securities—Agency	4,918,773

	Residential Mortgage-Backed Securities—Non-Agency (51.1%)
614,188	ACE Securities Corp., (04-IN1-A1), 1.165%, due 05/25/34(1)	552,650
1,911,156	ACE Securities Corp., (07-ASP1-A2C), 0.785%, due 03/25/37(1)	1,182,035
1,380,539	Adjustable Rate Mortgage Trust, (05-4-6A22), 3.168%, due 08/25/35(1)	418,515
801,934	Adjustable Rate Mortgage Trust, (06-1-2A1), 3.383%, due 03/25/36(1)(4)	589,876
746,448	Asset-Backed Funding Certificates, (05-HE2-M2), 1.275%, due 06/25/35(1)	742,786
1,600,000	Asset-Backed Funding Certificates, (07-NC1-A2), (144A), 0.825%, due 05/25/37(1)(2)	1,248,561
1,500,000	Asset-Backed Securities Corp. Home Equity, (06-HE1-A4), 0.825%, due 01/25/36(1)	1,340,849
3,000,000	Asset-Backed Securities Corp. Home Equity, (06-HE3-A5), 0.795%, due 03/25/36(1)	2,355,151
1,045,392	Asset-Backed Securities Corp. Home Equity, (07-HE1-A1B), 0.675%, due 12/25/36(1)	977,012
1,384,537	Banc of America Alternative Loan Trust, (05-10-1CB1), 0.925%, due 11/25/35(1)(4)	1,078,934
1,828,695	Banc of America Funding Corp., (15-R3-6A2), (144A), 0.694%, due 05/28/36(2)	1,316,451
815,882	Banc of America Funding Trust, (06-3-4A14), 6%, due 03/25/36	825,952
540,820	Banc of America Funding Trust, (06-3-5A3), 5.5%, due 03/25/36(4)	508,213
183,901	BCAP LLC Trust, (09-RR4-1A1), (144A), 9.5%, due 06/26/37(2)	188,581
644,078	BCAP LLC Trust, (11-RR3-1A5), (144A), 3.192%, due 05/27/37(1)(2)	642,347
1,172,011	BCAP LLC Trust, (11-RR3-5A3), (144A), 5.094%, due 11/27/37(1)(2)	1,146,107
480,983	BCAP LLC Trust, (11-RR5-1A3), (144A), 2.685%, due 03/26/37(1)(2)	473,321
852,416	Bear Stearns Adjustable Rate Mortgage Trust, (03-7-9A), 2.886%, due 10/25/33(1)	845,774
780,933	Bear Stearns Adjustable Rate Mortgage Trust, (05-9-A1), 2.83%, due 10/25/35(1)	756,307
891,722	Bear Stearns Adjustable Rate Mortgage Trust, (07-4-22A1), 4.691%, due 06/25/47(1)(4)	817,968
935,998	Bear Stearns Asset-Backed Securities Trust, (05-AC6-1A3), 5.5%, due 09/25/35(1)	949,938
580,567	Bear Stearns Asset-Backed Securities Trust, (06-IM1-A1), 0.755%, due 04/25/36(1)	551,685
455,990	Centex Home Equity Loan Trust, (05-A-AF5), 5.78%, due 01/25/35	473,536
2,866,244	Centex Home Equity Loan Trust, (06-A-AV4), 0.775%, due 06/25/36(1)	2,814,688
1,334,661	CIM Trust, (15-4AG-A1), (144A), 2.523%, due 10/25/57(1)(2)	1,305,932
744,559	Citigroup Mortgage Loan Trust, Inc., (05-11-A2A), 2.93%, due 10/25/35(1)	740,943
2,475,553	Citigroup Mortgage Loan Trust, Inc., (05-8-1A1A), 3.082%, due 10/25/35(1)(4)	2,111,767

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$956,305	Citigroup Mortgage Loan Trust, Inc., (06-WFH3-A4), 0.765%, due 10/25/36(1)	$943,786
2,195,207	Citigroup Mortgage Loan Trust, Inc., (14-10-2A2), (144A), 0.774%, due 07/25/37(1)(2)	1,922,337
1,469,216	CitiMortgage Alternative Loan Trust, (06-A3-1A7), 6%, due 07/25/36(4)	1,371,230
831,447	CitiMortgage Alternative Loan Trust, (06-A5-1A8), 6%, due 10/25/36(4)	739,098
256,630	Conseco Finance Securitizations Corp., (01-4-A4), 7.36%, due 08/01/32	274,919
1,843,216	Conseco Finance Securitizations Corp., (99-6-A1), (144A), 7.36%, due 06/01/30(2)	1,365,261
1,200,000	Countryplace Manufactured Housing Contract Trust, (07-1-A4), (144A), 5.846%, due 07/15/37(1)(2)	1,206,976
462,430	Countrywide Alternative Loan Trust, (05-20CB-4A1), 5.25%, due 07/25/20(4)	453,168
1,006,580	Countrywide Asset-Backed Certificates, (07-13-2A1), 1.425%, due 10/25/47(1)	923,050
1,528,107	Countrywide Home Loans, (04-HYB4-B1), 3.084%, due 09/20/34(1)(4)	343,954
36,764,622	Countrywide Home Loans, (06-14-X), 0.228%, due 09/25/36(I/O)(1)	312,834
1,961,729	Countrywide Home Loans, (06-HYB2-1A1), 2.988%, due 04/20/36(1)	1,550,141
656,983	Credit Suisse First Boston Mortgage Securities Corp., (04-AR5-11A2), 1.265%, due 06/25/34(1)	635,437
1,706,338	Credit Suisse First Boston Mortgage Securities Corp., (05-12-1A1), 6.5%, due 01/25/36	1,253,545
975,053	Credit Suisse Mortgage Capital Certificates, (06-6-1A8), 6%, due 07/25/36(4)	748,738
1,066,227	Credit Suisse Mortgage Trust, (12-2R-1A2), (144A), 3.037%, due 05/27/35(1)(2)	851,041
813,570	Credit-Based Asset Servicing and Securitization LLC, (03-CB3-AF1), 3.379%, due 12/25/32(1)	802,216
1,290,000	Credit-Based Asset Servicing and Securitization LLC, (05-CB4-M2), 0.974%, due 07/25/35(1)	1,220,319
1,704,500	Credit-Based Asset Servicing and Securitization LLC, (06-CB1-AF2), 3.392%, due 01/25/36(1)	1,267,211
3,070,316	Credit-Based Asset Servicing and Securitization LLC, (06-CB2-AF2), 3.487%, due 12/25/36(1)	2,160,928
1,562,538	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2B), 4.444%, due 02/25/37(1)	1,164,706
1,535,212	Credit-Based Asset Servicing and Securitization LLC, (07-CB2-A2C), 4.444%, due 02/25/37(1)	1,144,192
1,728,452	Credit-Based Asset Servicing and Securitization LLC, (07-CB3-A3), 3.957%, due 03/25/37(1)	979,975
1,116,262	CSMC Trust, (14-CIM1-A1), (144A), 2.244%, due 01/25/58(1)(2)	1,119,895
2,740,730	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AB2-A2), 5.881%, due 06/25/36(1)(4)	2,371,778
1,168,878	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, (06-AR6-A6), 0.715%, due 02/25/37(1)(4)	944,222
660,333	DSLA Mortgage Loan Trust, (06-AR2-2A1A), 0.462%, due 10/19/36(1)	559,669
1,249,964	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF13-A2C), 0.685%, due 10/25/36(1)	911,383
1,778,907	First Franklin Mortgage Loan Asset-Backed Certificates, (06-FF18-A2D), 0.735%, due 12/25/37(1)	1,130,828
875,053	First Horizon Alternative Mortgage Securities Trust, (05-AA10-2A1), 2.713%, due 12/25/35(1)(4)	759,316
78,213	Green Tree, (08-MH1-A2), (144A), 8.97%, due 04/25/38(1)(2)	78,532
33,242	Green Tree, (08-MH1-A3), (144A), 8.97%, due 04/25/38(1)(2)	33,376
425,092	Green Tree Financial Corp., (96-6-M1), 7.95%, due 09/15/27	466,992
545,357	Green Tree Financial Corp., (96-7-M1), 7.7%, due 09/15/26(1)	596,862
218,303	Green Tree Financial Corp., (97-3-A5), 7.14%, due 03/15/28	226,517
90,500	Green Tree Financial Corp., (97-3-A7), 7.64%, due 03/15/28(1)	94,302
377,783	Green Tree Financial Corp., (98-3-A6), 6.76%, due 03/01/30(1)	404,806
455,145	Green Tree Financial Corp., (98-4-A5), 6.18%, due 04/01/30	469,815
389,207	Green Tree Financial Corp., (98-4-A6), 6.53%, due 04/01/30(1)	415,858
412,124	Green Tree Financial Corp., (98-4-A7), 6.87%, due 04/01/30(1)	443,899
975,069	Greenpoint Manufactured Housing, (00-1-A4), 8.14%, due 03/20/30(1)	1,041,567
1,863,125	GSAA Home Equity Trust, (06-13-AF6), 6.04%, due 07/25/36	1,126,945
731,006	GSC Capital Corp. Mortgage Trust, (06-2-A1), 0.705%, due 05/25/36(1)(4)	567,138
583,040	GSR Mortgage Loan Trust, (05-AR3-6A1), 3.098%, due 05/25/35(1)	544,574
740,158	HSI Asset Loan Obligation Trust, (07-2-2A12), 6%, due 09/25/37	681,034

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$1,000,000	HSI Asset Securitization Corp. Trust, (06-OPT2-2A4), 0.815%, due 01/25/36(1)	$993,711
882,581	Indymac INDX Mortgage Loan Trust, (04-AR6-5A1), 3.036%, due 10/25/34(1)	867,649
1,029,080	Indymac INDX Mortgage Loan Trust, (05-AR19-A1), 3.017%, due 10/25/35(1)	872,879
1,401,819	Indymac INDX Mortgage Loan Trust, (06-AR13-A4X), 2.15%, due 07/25/36(I/O)(1)	15,309
1,153,170	Indymac INDX Mortgage Loan Trust, (06-AR9-1A1), 3.256%, due 06/25/36(1)(4)	848,813
1,797,874	Indymac INDX Mortgage Loan Trust, (07-AR5-2A1), 3.139%, due 05/25/37(1)(4)	1,447,697
2,051,990	Indymac INDX Mortgage Loan Trust, (07-FLX2-A1C), 0.715%, due 04/25/37(1)	1,435,589
146,277	Indymac Manufactured Housing Contract, (98-2-A4), 6.64%, due 08/25/29(1)	145,760
1,113,981	JPMorgan Alternative Loan Trust, (06-A2-5A1), 2.952%, due 05/25/36(1)(4)	771,103
4,616	JPMorgan Chase Commercial Mortgage Securities Trust, (11-C3-A2), (144A), 3.673%, due 02/15/46(2)	4,614
1,200,000	JPMorgan Mortgage Acquisition Trust, (07-CH1-MV1), 0.754%, due 11/25/36(1)	1,149,413
780,000	JPMorgan Mortgage Acquisition Trust, (07-CH4-A4), 0.685%, due 01/25/36(1)	734,259
734,014	JPMorgan Mortgage Trust, (04-A6-5A1), 2.773%, due 12/25/34(1)	705,782
234,784	JPMorgan Mortgage Trust, (07-S2-1A1), 5%, due 06/25/37	173,164
235,682	Lehman ABS Manufactured Housing Contract Trust, (01-B-A6), 6.467%, due 04/15/40(1)	247,108
1,446,694	Lehman XS Trust, (06-10N-1A3A), 0.735%, due 07/25/46(1)(4)	1,162,815
2,093,996	Lehman XS Trust, (06-12N-A31A), 0.725%, due 08/25/46(1)(4)	1,625,682
1,619,092	Long Beach Mortgage Loan Trust, (04-4-M1), 1.425%, due 10/25/34(1)	1,494,993
1,390,278	MASTR Alternative Loans Trust, (07-HF1-4A1), 7%, due 10/25/47(4)	1,018,429
601,083	MASTR Asset-Backed Securities Trust, (06-NC1-A4), 0.825%, due 01/25/36(1)	571,480
2,000,000	MASTR Asset-Backed Securities Trust, (07-HE1-A4), 0.805%, due 05/25/37(1)	1,257,134
914,416	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2B), 0.655%, due 06/25/37(1)	656,792
1,867,216	Merrill Lynch First Franklin Mortgage Loan Trust, (07-3-A2C), 0.705%, due 06/25/37(1)	1,280,028
624,111	Merrill Lynch Mortgage-Backed Securities Trust, (07-2-1A1), 3.01%, due 08/25/36(1)	577,274
503,878	Mid-State Trust, (04-1-B), 8.9%, due 08/15/37	577,784
503,878	Mid-State Trust, (04-1-M1), 6.497%, due 08/15/37	538,173
343,286	Mid-State Trust, (6-A1), 7.34%, due 07/01/35	366,189
307,584	Mid-State Trust, (6-A3), 7.54%, due 07/01/35	325,822
853,824	Morgan Stanley ABS Capital I, Inc. Trust, (03-NC6-M1), 1.725%, due 06/25/33(1)	833,741
1,373,359	Morgan Stanley ABS Capital I, Inc. Trust, (05-HE3-M3), 1.32%, due 07/25/35(1)	1,352,854
1,286,249	Morgan Stanley ABS Capital I, Inc. Trust, (06-HE3-A1), 0.665%, due 04/25/36(1)	1,196,128
1,021,806	Morgan Stanley ABS Capital I, Inc. Trust, (07-15AR-4A1), 4.343%, due 11/25/37(1)	728,032
1,374,224	Morgan Stanley Home Equity Loan Trust, (06-2-A4), 0.805%, due 02/25/36(1)	1,308,158
897,083	MortgageIT Trust, (05-5-A1), 0.785%, due 12/25/35(1)	806,090
3,000,000	Nationstar Home Equity Loan Trust, (07-B-2AV3), 0.775%, due 04/25/37(1)	2,824,650
50,982	New Century Home Equity Loan Trust, (05-3-M1), 1.005%, due 07/25/35(1)	51,085
1,344,434	New Century Home Equity Loan Trust, (05-B-A2D), 0.925%, due 10/25/35(1)	1,274,887
1,700,000	New Century Home Equity Loan Trust, (06-C-A2D), 0.865%, due 12/25/35(1)	1,495,486
1,706,637	Nomura Asset Acceptance Corp., (06-AR1-1A), 4.149%, due 02/25/36(1)	1,298,757
2,036,948	Oakwood Mortgage Investors, Inc., (00-A-A4), 8.15%, due 09/15/29(1)	1,426,606
793,406	Oakwood Mortgage Investors, Inc., (00-D-A4), 7.4%, due 07/15/30(1)	507,245
1,418,504	Oakwood Mortgage Investors, Inc., (01-C-A3), 6.61%, due 06/15/31(1)	559,929
1,130,115	Oakwood Mortgage Investors, Inc., (01-D-A3), 5.9%, due 09/15/22(1)	957,312
654,764	Oakwood Mortgage Investors, Inc., (01-D-A4), 6.93%, due 09/15/31(1)	604,523

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$432,787	Oakwood Mortgage Investors, Inc., (02-A-A3), 6.03%, due 05/15/24(1)	$455,271
485,670	Oakwood Mortgage Investors, Inc., (98-A-M), 6.825%, due 05/15/28(1)	498,700
140,265	Oakwood Mortgage Investors, Inc., (98-D-A), 6.4%, due 01/15/29	141,491
447,973	Oakwood Mortgage Investors, Inc., (99-B-A4), 6.99%, due 12/15/26	473,999
1,284,388	Oakwood Mortgage Investors, Inc., (99-E-A1), 7.608%, due 03/15/30(1)	1,137,769
405,317	Origen Manufactured Housing Contract Trust, (05-A-M1), 5.46%, due 06/15/36(1)	427,115
1,015,435	Park Place Securities, Inc., (05-WCW1-M1), 0.975%, due 09/25/35(1)	1,010,802
589,168	Park Place Securities, Inc., (05-WHQ2-M1), 1.155%, due 05/25/35(1)	588,111
611,000	Popular ABS Mortgage Pass-Through Trust, (05-6-A4), 4.189%, due 01/25/36	555,555
1,121,673	RALI Series Trust, (06-QS7-A2), 6%, due 06/25/36(4)	950,569
1,140,000	RASC Series Trust, (05-KS11-M1), 0.925%, due 12/25/35(1)	1,108,585
2,139,134	RBSSP Resecuritization Trust, (12-6-4A2), (144A), 0.854%, due 01/26/36(1)(2)	1,919,360
1,779,482	Residential Accredit Loans, Inc., (05-QA7-A1), 3.543%, due 07/25/35(1)(4)	1,398,368
1,083,635	Residential Accredit Loans, Inc., (05-QA8-CB21), 3.684%, due 07/25/35(1)(4)	890,210
1,319,946	Residential Accredit Loans, Inc., (06-QA10-A2), 0.705%, due 12/25/36(1)	1,122,069
807,471	Residential Accredit Loans, Inc., (06-QS1-A3), 5.75%, due 01/25/36(PAC)(4)	736,418
19,991,051	Residential Accredit Loans, Inc., (06-QS11-AV), 0.344%, due 08/25/36(I/O)(1)	299,810
9,345,407	Residential Accredit Loans, Inc., (06-QS6-1AV), 0.753%, due 06/25/36(I/O)(1)	286,167
1,887,444	Residential Accredit Loans, Inc., (06-QS8-A3), 6%, due 08/25/36(4)	1,625,769
22,931,266	Residential Accredit Loans, Inc., (07-QS2-AV), 0.333%, due 01/25/37(I/O)(1)	319,137
22,774,975	Residential Accredit Loans, Inc., (07-QS3-AV), 0.339%, due 02/25/37(I/O)(1)	350,174
547,227	Residential Accredit Loans, Inc., (07-QS6-A62), 5.5%, due 04/25/37(TAC)(4)	454,412
1,250,000	Residential Asset Mortgage Products, Inc., (06-RZ3-A3), 0.815%, due 08/25/36(1)	1,179,259
1,270,683	Residential Asset Securitization Trust, (05-A15-4A1), 6%, due 02/25/36(4)	986,110
3,640,190	Residential Asset Securitization Trust, (07-A5-AX), 6%, due 05/25/37(I/O)	715,271
57,813,323	Residential Funding Mortgage Securities, (06-S9-AV), 0.309%, due 09/25/36(I/O)(1)	517,897
99,608	Residential Funding Mortgage Securities II, (01-HI3-AI7), 7.56%, due 07/25/26	100,844
496,484	Restructured Asset Backed Securities Trust, (04-1A-A2), (144A), 5.7%, due 12/15/30(2)	505,798
2,926,000	Saxon Asset Securities Trust, (07-3-2A4), 1.015%, due 09/25/47(1)	1,786,353
4,614,000	Securitized Asset-Backed Receivables LLC Trust, (07-NC2-A2C), 0.745%, due 01/25/37(1)	2,825,429
1,400,000	Soundview Home Loan Trust, (06-1-A4), 0.825%, due 02/25/36(1)	1,298,008
1,500,000	Soundview Home Loan Trust, (06-EQ1-A4), 0.775%, due 10/25/36(1)	1,110,359
608,569	Structured Adjustable Rate Mortgage Loan Trust, (05-20-1A1), 2.964%, due 10/25/35(1)	459,417
728,262	Structured Adjustable Rate Mortgage Loan Trust, (07-9-2A1), 5.981%, due 10/25/47(1)	591,755
1,059,206	Structured Asset Investment Loan Trust, (05-3-M2), 1.185%, due 04/25/35(1)	1,044,745
1,000,000	Structured Asset Securities Corp., (05-WF4-M2), 0.955%, due 11/25/35(1)	984,537
1,600,000	Structured Asset Securities Corp., (06-GEL4-A3), (144A), 0.825%, due 10/25/36(1)(2)	1,503,428
10,048	UCFC Manufactured Housing Contract, (97-4-A4), 6.995%, due 04/15/29(1)	10,015
168,647	Vanderbilt Acquisition Loan Trust, (02-1-A4), 6.57%, due 05/07/27(1)	171,787
261,521	Vanderbilt Acquisition Loan Trust, (02-1-M1), 7.33%, due 05/07/32(1)	281,034
2,757,589	WAMU Asset-Backed Certificates, (07-HE1-2A3), 0.675%, due 01/25/37(1)	1,606,136
7,651,930	Wells Fargo Alternative Loan Trust, (07-PA2-2A2), 5.545%, due 06/25/37(I/O)(1)	1,227,921
730,000	Wells Fargo Home Equity Trust, (06-2-A3), 0.735%, due 01/25/37(1)	568,771
1,300,759	Wells Fargo Home Equity Trust, (06-2-A4), 0.775%, due 07/25/36(1)	1,286,582
839,712	Wells Fargo Mortgage-Backed Securities Trust, (06-AR10-5A1), 3.08%, due 07/25/36(1)(4)	827,049

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities—Non-Agency (Continued)
$627,763	Wells Fargo Mortgage-Backed Securities Trust, (07-AR3-A4), 5.895%, due 04/25/37(1)(4)	$586,401
356,316	Wells Fargo Mortgage-Backed Securities Trust, (08-1-4A1), 5.75%, due 02/25/38	374,816

	Total Residential Mortgage-Backed Securities—Non-Agency	143,970,760

	Total Collateralized Mortgage Obligations (Cost: $142,994,828)	155,261,534

	Corporate Bonds (18.4%)

	Aerospace/Defense (0.1%)
280,000	TransDigm, Inc., (144A), 6.375%, due 06/15/26(2)	290,500

	Airlines (1.3%)
365,687	America West Airlines, Inc. Pass-Through Certificates, (01-1), 7.1%, due 10/02/22(EETC)	401,817
1,055,525	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22(EETC)	1,150,192
457,823	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24(EETC)	528,786
1,000,000	JetBlue Airways Corp. Pass-Through Trust, (04-2-G2), 1.267%, due 05/15/18(EETC)(1)	996,400
609,485	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24(EETC)	694,813

	Total Airlines	3,772,008

	Auto Manufacturers (0.2%)
450,000	Ford Motor Credit Co. LLC, 3%, due 06/12/17	454,683
200,000	General Motors Financial Co., Inc., 3.2%, due 07/06/21	202,960

	Total Auto Manufacturers	657,643

	Banks (3.7%)
1,000,000	Bank of America Corp., 3.875%, due 08/01/25	1,070,321
650,000	Bank of America Corp., 5.75%, due 12/01/17	681,225
500,000	Capital One NA, 2.4%, due 09/05/19	508,127
2,000,000	Citigroup, Inc., 1.375%, due 08/25/36(1)	1,481,722
500,000	Discover Bank / Greenwood DE, 2%, due 02/21/18	502,052
1,900,000	JPMorgan Chase Capital XXI, 1.709%, due 01/15/87(1)	1,530,931
1,000,000	JPMorgan Chase Capital XXIII, 1.817%, due 05/15/77(1)	767,500
650,000	Lloyds Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20(2)	726,538
1,110,000	Lloyds Banking Group PLC (United Kingdom), 4.65%, due 03/24/26	1,149,430
908,000	Macquarie Bank, Ltd. (Australia), (144A), 6.625%, due 04/07/21(2)	1,046,661
400,000	Morgan Stanley, 3.875%, due 04/29/24	428,500
450,000	Wells Fargo & Co., 3%, due 04/22/26	454,420

	Total Banks	10,347,427

	Beverages (0.5%)
211,000	Anheuser-Busch InBev Finance, Inc., 3.65%, due 02/01/26	226,310
389,000	Anheuser-Busch InBev Finance, Inc., 4.9%, due 02/01/46	463,377
263,000	Constellation Brands, Inc., 6%, due 05/01/22	303,436
275,000	DS Services of America, Inc., (144A), 10%, due 09/01/21(2)	308,000

	Total Beverages	1,301,123

	Biotechnology (0.7%)
690,000	Amgen, Inc., (144A), 4.663%, due 06/15/51(2)	740,218
500,000	Biogen, Inc., 5.2%, due 09/15/45	589,737

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Biotechnology (Continued)
$500,000	Celgene Corp., 4.625%, due 05/15/44	$529,113

	Total Biotechnology	1,859,068

	Chemicals (0.1%)
180,000	Valvoline, Inc., (144A), 5.5%, due 07/15/24(2)	188,550

	Commercial Services (0.1%)
280,000	IHS Markit, Ltd., (144A), 5%, due 11/01/22(2)	297,668

	Computers (0.3%)
670,000	Apple, Inc., 4.65%, due 02/23/46	769,444

	Diversified Financial Services (0.3%)
250,000	International Lease Finance Corp., (144A), 7.125%, due 09/01/18(2)	273,281
490,050	Pipeline Funding Co. LLC, (144A), 7.5%, due 01/15/30(2)	580,812

	Total Diversified Financial Services	854,093

	Electric (1.0%)
360,000	Cleco Corporate Holdings LLC, (144A), 3.743%, due 05/01/26(2)	373,336
275,000	Dominion Resources, Inc., 4.104%, due 04/01/21	294,833
62,000	Dynegy, Inc., 5.875%, due 06/01/23	55,803
750,000	FirstEnergy Transmission LLC, (144A), 4.35%, due 01/15/25(2)	808,664
910,965	Mirant Mid-Atlantic LLC, Pass-Through Certificates, Series C, 10.06%, due 12/30/28(EETC)	715,108
500,000	Puget Energy, Inc., 6%, due 09/01/21	578,523

	Total Electric	2,826,267

	Engineering & Construction (0.4%)
700,000	Heathrow Funding, Ltd. (United Kingdom), (144A), 4.875%, due 07/15/23(2)	765,640
279,000	SBA Communications Corp., (144A), 4.875%, due 09/01/24(2)	282,488

	Total Engineering & Construction	1,048,128

	Entertainment (0.1%)
275,000	Churchill Downs, Inc., (144A), 5.375%, due 12/15/21(2)	286,000

	Environmental Control (0.0%)
135,000	Clean Harbors, Inc., 5.125%, due 06/01/21	139,050

	Food Service (0.0%)
130,000	Aramark Services, Inc., (144A), 5.125%, due 01/15/24(2)	135,525

	Healthcare-Products (0.0%)
130,000	Hill-Rom Holdings, Inc., (144A), 5.75%, due 09/01/23(2)	139,237

	Healthcare-Services (0.7%)
50,000	Centene Corp., 5.625%, due 02/15/21	53,125
400,000	DaVita, Inc., 5%, due 05/01/25	403,520
260,000	Fresenius Medical Care US Finance, Inc., (144A), 5.75%, due 02/15/21(2)	292,500
550,000	HCA, Inc., 5.875%, due 03/15/22	607,750
650,000	Tenet Healthcare Corp., 4.35%, due 06/15/20(1)	656,565

	Total Healthcare-Services	2,013,460

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Insurance (0.8%)
$500,000	Farmers Exchange Capital, (144A), 7.05%, due 07/15/28(2)	$603,741
600,000	MetLife, Inc., 6.4%, due 12/15/66	669,000
1,000,000	Nationwide Mutual Insurance Co., (144A), 3.14%, due 12/15/24(1)(2)	980,000

	Total Insurance	2,252,741

	Lodging (0.1%)
202,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, due 10/15/21	208,075

	Media (1.0%)
200,000	Altice Financing S.A. (Luxembourg), (144A), 7.5%, due 05/15/26(2)	208,750
300,000	Altice US Finance I Corp. (Luxembourg), (144A), 5.375%, due 07/15/23(2)	311,250
150,000	CBS Corp., 4%, due 01/15/26	159,048
150,000	CCO Holdings LLC / CCO Holdings Capital Corp., (144A), 5.75%, due 02/15/26(2)	159,188
800,000	Charter Communications Operating LLC / Charter Communications Operating Capital, (144A), 4.464%, due 07/23/22(2)	862,284
150,000	Charter Communications Operating LLC / Charter Communications Operating Capital, (144A), 6.484%, due 10/23/45(2)	182,377
150,000	DISH DBS Corp., 5.125%, due 05/01/20	156,375
200,000	Neptune Finco Corp., (144A), 6.625%, due 10/15/25(2)	217,500
140,000	Nexstar Broadcasting, Inc., (144A), 6.125%, due 02/15/22(2)	145,250
432,000	Virgin Media Secured Finance PLC (United Kingdom), (144A), 5.375%, due 04/15/21(2)	451,980

	Total Media	2,854,002

	Miscellaneous Manufacturers (0.6%)
2,000,000	General Electric Capital Corp., 1.297%, due 08/15/36(1)	1,722,138

	Packaging & Containers (0.2%)
280,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland), (144A), 3.85%, due 12/15/19(1)(2)	284,564
280,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Luxembourg), 5.75%, due 10/15/20	289,800

	Total Packaging & Containers	574,364

	Pharmaceuticals (1.1%)
417,000	AbbVie, Inc., 3.2%, due 05/14/26	425,397
1,000,000	Actavis Funding SCS (Luxembourg), 3.8%, due 03/15/25	1,060,221
500,000	AstraZeneca PLC (United Kingdom), 3.375%, due 11/16/25	534,547
300,000	Baxalta, Inc., 2.875%, due 06/23/20	307,913
200,000	Grifols Worldwide Operations, Ltd. (Ireland), 5.25%, due 04/01/22	208,000
140,000	Quintiles Transnational Corp., (144A), 4.875%, due 05/15/23(2)	144,813
350,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 5.875%, due 05/15/23(2)	304,062
150,000	Valeant Pharmaceuticals International, Inc. (Canada), (144A), 6.125%, due 04/15/25(2)	130,125

	Total Pharmaceuticals	3,115,078

	Pipelines (1.5%)
700,000	Boardwalk Pipelines LP, 5.875%, due 11/15/16	703,265
50,000	Enbridge Energy Partners LP, 5.875%, due 10/15/25	57,488
450,000	Energy Transfer Partners LP, 3.774%, due 11/01/66(1)	306,000
490,000	Energy Transfer Partners LP, 6.125%, due 02/15/17	497,641

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	Pipelines (Continued)
$200,000	Regency Energy Partners LP / Regency Energy Finance Corp., 5.875%, due 03/01/22	$220,558
1,500,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16(2)	1,508,438
600,000	Texas Eastern Transmission LP, (144A), 2.8%, due 10/15/22(2)	599,348
400,000	Williams Partners LP, 6.3%, due 04/15/40	440,160

	Total Pipelines	4,332,898

	Real Estate (0.5%)
1,375,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	1,418,999

	REIT (1.2%)
135,000	DuPont Fabros Technology LP, 5.875%, due 09/15/21	141,919
750,000	Education Realty Operating Partnership LP, 4.6%, due 12/01/24	781,999
630,000	HCP, Inc., 4.25%, due 11/15/23	660,652
700,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	796,001
950,000	SL Green Realty Corp., 5%, due 08/15/18	992,488

	Total REIT	3,373,059

	Retail (0.4%)
755,000	Walgreens Boots Alliance, Inc., 3.45%, due 06/01/26	785,353
225,000	Walgreens Boots Alliance, Inc., 4.8%, due 11/18/44	249,479

	Total Retail	1,034,832

	Semiconductors (0.1%)
200,000	NXP BV / NXP Funding LLC (Netherlands), (144A), 4.125%, due 06/01/21(2)	214,750

	Software (0.4%)
403,000	First Data Corp., (144A), 5%, due 01/15/24(2)	410,556
560,000	Oracle Corp., 2.4%, due 09/15/23	563,574
90,000	SS&C Technologies Holdings, Inc., 5.875%, due 07/15/23	95,175

	Total Software	1,069,305

	Telecommunications (1.0%)
400,000	AT&T, Inc., 4.3%, due 12/15/42	394,308
675,000	AT&T, Inc., 4.75%, due 05/15/46	709,191
150,000	Level 3 Financing, Inc., 5.625%, due 02/01/23	156,375
75,000	Sprint Communications, Inc., (144A), 9%, due 11/15/18(2)	82,972
250,000	T-Mobile USA, Inc., 6.625%, due 11/15/20	258,437
155,000	T-Mobile USA, Inc., 6.731%, due 04/28/22	163,525
400,000	Verizon Communications, Inc., 4.522%, due 09/15/48	424,761
500,000	Verizon Communications, Inc., 5.85%, due 09/15/35	621,941

	Total Telecommunications	2,811,510

	Total Corporate Bonds (Cost: $49,493,268)	51,906,942

	Municipal Bonds (1.2%)
1,000,000	California State, Build America Bonds, 7.95%, due 03/01/36	1,198,860
1,000,000	City of New York, New York, Build America Bonds, 6.646%, due 12/01/31	1,188,110
800,000	New York City Water and Sewer System, Build America Bonds, 6.491%, due 06/15/42	930,440

	Total Municipal Bonds (Cost: $3,245,258)	3,317,410

	U.S. Treasury Securities (4.0%)
1,000,000	U.S. Treasury Note, 0.418%, due 10/31/17(1)	1,001,124

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016 (UNAUDITED) (CONT’D)

Principal Amount	Fixed Income Securities	Value
	U.S. Treasury Securities (Continued)
$2,000,000	U.S. Treasury Note, 0.5%, due 01/31/17	$2,000,970
8,400,000	U.S. Treasury Note, 0.625%, due 08/31/17	8,397,755

	Total U.S. Treasury Securities (Cost: $11,385,266)	11,399,849

	Total Fixed Income Securities (Cost: $ 245,051,167) (92.2%)	259,717,657

Number of Shares	Common Stock
	Electric (0.0%)
11,293	Mach Gen, LLC(3)(5)	29,644

	REIT (0.9%)
134,886	American Capital Agency Corp.	2,635,673

	Total Common Stock (Cost: $ 2,910,069) (0.9%)	2,665,317

	Money Market Investments
3,636,342	State Street Institutional U.S. Government Money Market Fund—Premier Class, 0.27%(6)	3,636,342

	Total Money Market Investments (Cost: $ 3,636,342) (1.3%)	3,636,342

Principal Amount	Short Term Investment
	Discount Notes (1.3%)
$930,000	Federal Home Loan Bank, 0%, due 10/03/16(7)	930,000
2,660,000	Federal National Mortgage Association, 0.151%, due 10/17/16(7)	2,659,814

	Total Discount Notes (Cost: $3,589,456)	3,589,814

	Foreign Government Bonds (2.5%)
JPY200,000,000	Japan Treasury Bill, 0%, due 12/12/16(7)	1,976,199
JPY500,000,000	Japan Treasury Bill, 0%, due 01/10/17(7)	4,942,818

	Total Foreign Government Bonds (Cost: $6,893,732)	6,919,017

	U.S. Treasury Securities (3.4%)
245,000	U.S. Treasury Bill, 0.162%, due 12/08/16(7)(8)	244,925
9,395,000	U.S. Treasury Bill, 0.337%, due 02/23/17(7)	9,382,345

	Total U.S. Treasury Securities (Cost: $9,624,478)	9,627,270

	Total Short-Term Investments (cost $20,107,666) (7.2%)	20,136,101

	TOTAL INVESTMENTS (Cost $271,705,244) (101.6%)	286,155,417
	LIABILITIES IN EXCESS OF OTHER ASSETS (-1.6%)	(4,643,217)

	NET ASSETS (100.0%)	$281,512,200

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2016 (UNAUDITED) (CONT’D)

Futures Contracts—Exchange Traded

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
BUY
32	S&P 500 E-Mini Index Futures	12/16/16	$3,456,640	$(27,579)

			$3,456,640	$(27,579)

SELL
40	10-Year U.S. Treasury Note Futures	12/20/16	$5,245,000	$4,291
10	U.S. Ultra Long Bond Futures	12/20/16	1,838,750	36,993

			$7,083,750	$41,284

Forward Currency Contracts—OTC

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY
Citibank N.A.	JPY	500,000,000	10/26/16	$4,927,565	$4,942,000	$14,435

				$4,927,565	$4,942,000	$14,435

SELL
Citibank N.A.	JPY	200,000,000	10/12/16	$1,968,717	$1,975,642	$(6,925)
Citibank N.A.	JPY	500,000,000	10/26/16	4,924,590	4,942,000	(17,410)
Citibank N.A.	JPY	500,000,000	11/09/16	4,930,164	4,944,816	(14,652)

				$11,823,471	$11,862,458	$(38,987)

Notes to Schedule of Investments:

(1)		Floating or variable rate security. The interest shown reflects the rate in effect at September 30, 2016.
(2)		Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At September 30, 2016, the value of these securities amounted to $55,345,573 or 19.7% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)		Restricted security (Note 3).
(4)		A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(5)		Non-income producing security.
(6)		Rate disclosed is the 7-day net yield as of September 30, 2016.
(7)		Rate shown represents yield-to-maturity.
(8)		All or a portion of this security is held as collateral for open futures contracts.
JPY	-	Japanese Yen.
ABS	-	Asset-Backed Securities.
ACES	-	Alternative Credit Enhancement Securities.
CLO	-	Collateralized Loan Obligation.
EETC	-	Enhanced Equipment Trust Certificate.
I/F	-	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	-	Interest Only Security.
OTC	-	Over the Counter.
PAC	-	Planned Amortization Class.
TAC	-	Target Amortization Class.

See accompanying Notes to Schedule of Investments.

TCW Strategic Income Fund, Inc.

Investments by Industry (Unaudited)	September 30, 2016

Industry	Percentage of Net Assets
Residential Mortgage-Backed Securities—Non-Agency	51.1%
Asset-Backed Securities	13.4
U.S Treasury Securities	4.0
Banks	3.7
REIT	2.1
Residential Mortgage-Backed Securities—Agency	1.8
Pipelines	1.5
Airlines	1.3
Money Market Investments	1.3
Commercial Mortgage-Backed Securities—Non-Agency	1.2
Municipal Bonds	1.2
Commercial Mortgage-Backed Securities—Agency	1.1
Pharmaceuticals	1.1
Electric	1.0
Telecommunications	1.0
Media	1.0
Insurance	0.8
Healthcare-Services	0.7
Biotechnology	0.7
Miscellaneous Manufacturers	0.6
Beverages	0.5
Real Estate	0.5
Retail	0.4
Software	0.4
Engineering & Construction	0.4
Computers	0.3
Diversified Financial Services	0.3
Auto Manufacturers	0.2
Packaging & Containers	0.2
Aerospace/Defense	0.1
Entertainment	0.1
Lodging	0.1
Chemicals	0.1
Commercial Services	0.1
Semiconductors	0.1
Environmental Control	0.0	*
Food Service	0.0	*
Healthcare-Products	0.0	*
Short-Term Investments	7.2

Total	101.6%

*	Value rounds to less than 0.1% of net assets

See accompanying notes to Schedule of Investments.

Notes to Schedule of Investments (Unaudited)	September 30, 2016

Note 1 — Security Valuation

Securities traded on national exchanges are valued at the last reported sales price. Securities traded on the NASDAQ Stock Market (“NASDAQ”) are valued using the NASDAQ Official Closing Price, which may not be the last reported sales price. Other securities, including short-term investments and forward currency contracts, which are traded on the over-the-counter (“OTC”) market, are valued at the mean of the current bid and asked prices as furnished by independent pricing services or by dealer quotations. Futures contracts are valued at the official settlement price of the exchange where they are traded.

Securities for which market quotations are not readily available, including circumstances under which it is determined by TCW Investment Management Company LLC (the “Advisor”) that prices received are not reflective of a security’s market value, are valued by the Advisor in good faith under procedures established by and under the general supervision of TCW Strategic Income Fund’s (the “Fund”) Board of Directors (the “Board”).

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements: A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). The fair value of ABS and MBS is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Equity securities. Equity securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if the discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Foreign currency contracts. The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized in Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. As such, they are categorized in Level 1.

Government and agency securities. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds. Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities. Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments. Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2016 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$36,731,160	$1,100,762	$37,831,922
Collateralized Mortgage Obligations
Commercial Mortgage-Backed Securities— Agency	—	2,968,901	—	2,968,901
Commercial Mortgage-Backed Securities— Non-Agency	—	2,838,973	564,127	3,403,100
Residential Mortgage-Backed Securities— Agency	—	4,918,773	—	4,918,773
Residential Mortgage-Backed Securities— Non-Agency	—	139,926,240	4,044,520	143,970,760
Corporate Bonds*	—	51,906,942	—	51,906,942
Municipal Bonds	—	3,317,410	—	3,317,410
U.S. Treasury Securities	11,399,849	—	—	11,399,849

Total Fixed Income Securities	11,399,849	242,608,399	5,709,409	259,717,657

Total Common Stock	2,635,673	—	29,644	2,665,317

Short-Term Investments*	13,263,612	10,508,831	—	23,772,443

Total Investments	27,299,134	253,117,230	5,739,053	286,155,417

Asset Derivatives
Futures
Interest Rate Risk	41,284	—	—	41,284
Forward Currency Contracts
Foreign Currency Risk	—	14,435	—	14,435

Total	$27,340,418	$253,131,665	$5,739,053	$286,211,136

Liability Derivatives
Futures
Equity Risk	$(27,579)	$—	$—	$(27,579)
Forward Currency Contracts
Foreign Currency Risk	—	(38,987)	—	(38,987)

Total	$(27,579)	$(38,987)	$—	$(66,566)

*	See Schedule of Investments for corresponding industries.

The Fund did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the period ended September 30, 2016.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset- Backed Securities	Commercial Mortgage-Backed Securities — Non- Agency	Residential Mortgage-Backed Securities — Non- Agency	Common Stock	Total
Balance as of December 31, 2015	$1,281,305	$675,801	$3,495,274	$51,524	$5,503,904
Accrued Discounts (Premiums)	—	(12,139)	(445,087)	—	(457,226)
Realized Gain (Loss)	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation)	(180,543)	(99,535)	(319,158)	7,265	(591,971)
Purchases	—	—	1,313,491	58,290	1,371,781
Sales	—	—	—	(87,435)	(87,435)
Transfers in to Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—

Balance as of September 30, 2016	$1,100,762	$564,127	$4,044,520	$29,644	$5,739,053

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2016	$(180,543)	$(99,535)	$(319,158)	$7,265	$(591,971)

(1)	The Fund recognizes transfers in and out at the beginning of the period.

Significant unobservable valuation inputs of Level 3 investments as of September 30, 2016 are as follows:

Description	Fair Value at September 30, 2016	Valuation Techniques*	Unobservable Input	Price or Price Range
Asset-Backed Securities	$1,100,762	Third-party Broker	Broker Quotes	$83.001 to $85.001
Commercial Mortgage-Backed Securities-Agency	$564,127	Third-party Vendor	Vendor Prices	$6.891
Residential Mortgage-Backed Securities-Non-Agency (Interest Only Collateral Strip Rate Securities)	$1,788,494	Third-party Vendor	Vendor Prices	$1.092 to $3.062
Residential Mortgage-Backed Securities-Non-Agency (Interest Only Securities)	$2,256,026	Third-party Vendor	Vendor Prices	$0.851 to $19.649
Common Stock-Electric	$29,644	Third-party Vendor	Vendor Prices	$2.625

*	The valuation technique employed on the Level 3 securities involves the use of third-party broker quotes and vendor prices. The Advisor monitors the effectiveness of third-party brokers and vendor pricing using the valuation process described below.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent of the Pricing Committee in accordance with the guidelines established by the Board and under the general oversight of the Board. The Pricing Committee employs various methods to determine fair valuations, including a regular review of key inputs and assumptions and review of any related market activity. The Pricing Committee reports to the Board at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the Fund’s President, General Counsel, Chief Compliance Officer, Assistant Treasurer, Secretary, and a representative from the portfolio management team, as well as alternate members as the Board may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

Derivative Instruments: Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

At September 30, 2016, the Fund had the following derivatives grouped in the following risk categories:

Asset Derivatives

	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
Futures Contracts	$—	$—	$41,284	$41,284
Forward Contracts	—	14,435	—	14,435

Total Value	$—	$14,435	$41,284	$55,719

Liability Derivatives
Futures Contracts	$(27,579)	$—	$—	$(27,579)
Forward Contracts	—	(38,987)	—	(38,987)

Total Value	$(27,579)	$(38,987)	$—	$(66,566)

Outstanding Contracts(1)
Forward Contracts (Notional Amounts)	$—	$2,914,215	$—	$2,914,215
Futures Contracts (Number of Contracts)	38	—	47	85

(1)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the period ended September 30, 2016.

Forward Foreign Currency Contracts: The Fund may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at September 30, 2016 are disclosed in the Schedule of Investments.

Futures Contracts: The Fund may seek to manage a variety of different risks or obtain exposure through the use of futures contracts. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund used S&P 500 Index futures to gain exposure to the equity market. The Fund also utilized Treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at September 30, 2016 are listed in the Fund’s Schedule of Investments.

Options: The Fund may purchase and sell put and call options on securities or indexes to enhance investment performance and/or to protect against changes in market prices.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. The Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by them. The Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had they sold the underlying security instead of buying the put option. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. The Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

The Fund may execute transactions in both listed and OTC options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain OTC options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the OTC option transaction, the Fund’s maximum amount of loss as purchaser is the premium paid plus any unrealized gain. During the period ended September 30, 2016, the Fund did not purchase or write any option contracts.

Swap Agreements: The Fund may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended September 30, 2016, the Fund did not enter into such agreements.

Mortgage-Backed Securities: The Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal prepayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs.

Repurchase Agreements: The Fund may enter into repurchase agreements, under the terms of Master Repurchase Agreement (“MRA”). The MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding at September 30, 2016.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions: The Fund may enter into when issued, delayed-delivery or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolios. In when-issued, delayed-delivery, or forward commitment transactions, the Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery or forward commitment basis, there may be a loss, and that the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage. To guard against this deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

Security Lending: The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended September 30, 2016.

Note 2 — Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At September 30, 2016, net unrealized appreciation on investments for federal income tax purposes was as follows:

Unrealized Appreciation	$19,448,715
Unrealized (Depreciation)	(5,081,811)

Net Unrealized Appreciation	$14,366,904

Cost of Investments for Federal Income Tax Purposes	$271,788,513

Note 3 — Restricted Securities

The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid by the Advisor. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities outstanding at September 30, 2016 are listed below:

Issuer Description	Acquisition Date	Aggregate Cost	Aggregate Value	Value as Percentage of Fund’s Net Assets
Citigroup Commercial Mortgage Trust (12-GC8-XA), (144A), 2.316%, due 09/10/45	2/13/15-2/26/16	$741,301	$564,127	0.20%
Mach Gen, LLC	11/12/15	58,290	29,644	0.01%

		$799,591	$593,771	0.21%

Item 2.	Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito President and Chief Executive Officer

Date	November 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David S. DeVito

David S. DeVito President and Chief Executive Officer

Date	November 9, 2016

By (Signature and Title)	/s/ Richard M. Villa

Richard M. Villa Treasurer and Chief Financial Officer

Date	November 9, 2016